51095

                                                               SUB-ITEM 77-H

                                    MFS      SERIES  TRUST X ON BEHALF  OF:  MFS
                                             Government  Mortgage  Fund  {"MGM")
                                             MFS  Strategic  Value Fund  ("SVF")
                                            MFS  Emerging   Markets  Debt  Fund
                                             ("EMF")  MFS  European  Equity Fund
                                             ("MEQ") MFS High Yield Fund ("MHT")
                                             MFS Income Fund ("MIY")
                                             MFS New Endeavor Fund ("NEF")
                                            MFS Concentrated Growth Fund ("MCN")

         As of January 31, 2000, entities no longer beneficially owning more than 25% of any one Series' voting securities, thereby ceasing to be controlling entities of such Series, are those entities listed as follows:



                                                                                                                    % OF


                     SERIES                                                                                        SHARES

                                                                        OWNER AND ADDRESS                           OWNED



MFS  Strategic Value  Fund                         Kenneth J. Enright                                              44.72%
                                                   c/o Massachusetts Financial Services Company
 Class A Shares                                    500 Boylston Street - 25th Floor
                              Boston, MA 02116-3740


MFS High Yield Fund                                MFS Fund Distributors Inc.                                      76.81%
Class  A Shares                                    c/o Massachusetts Financial Services Co.
                                                   Attn:  Thomas B. Hastings

                                                   500 Boylston Street - 15th Floor

                              Boston, MA 02116-3740

Class I Shares                                     MFS Service Center Inc                                           100%
                               Audit Account Cash

                                                   Corporate Actions 10th FL

                               Attn: Paulette Cato

                               5oo Boylston Street

                              Boston, MA 02116-3740